UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 17, 2006

Evans Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1.000-18539	161332767
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14 North Main Street, Angola, New York		14006
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-926-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Evans Bancorp, Inc. announced today that Mr. Mark DeBacker, Treasurer and Principal Financial Officer of Evans Bancorp, Inc. and Senior Vice President and Chief Financial Officer of Evans National Bank, a nationally chartered bank and wholly-owned subsidiary of Evans Bancorp, has resigned his positions effective August 11, 2006. Consistent with Evans Bancorp’s succession plan, Mr. James Tilley, President and Chief Executive Officer of Evans Bancorp and Evans National Bank and the Board of Directors of Evans Bancorp are working together to identify Mr. DeBacker’s successor.

A copy of the press release announcing Mr. DeBacker’s resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1
Evans Bancorp, Inc.’s Press Release dated July 20, 2006 Announcing Mr. DeBacker’s resignation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

July 20, 2006	By:	James Tilley

Name: James Tilley
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	DeBacker Press Release